UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 19, 2016

U.S. BANCORP

(Exact name of registrant as specified in its charter)

1-6880

(Commission file number)

Delaware	41-0255900
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

800 Nicollet Mall

Minneapolis, Minnesota 55402

(Address of principal executive offices, including zip code)

(651) 466-3000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03. AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On January 19, 2016, the Board of Directors (the “Board”) of U.S. Bancorp (the “Corporation”) approved and adopted amendments to the Corporation’s Amended and Restated Bylaws (as so amended, the “Bylaws”) to implement proxy access and to make certain other changes summarized below.

Section 9 has been added to Article II of the Bylaws to permit a shareholder, or a group of up to 20 shareholders, owning 3% or more of the Corporation’s outstanding shares of common stock continuously for at least three years to nominate and include in the Corporation’s annual meeting proxy materials director nominees constituting up to the greater of two individuals or 20% of the Board, provided that the shareholder(s) and the nominee(s) satisfy the requirements specified in the Bylaws and the Corporation receives notice of such nominations between 150 and 120 days before the anniversary date of the previous year’s annual proxy materials mailing.

The other changes made to the Bylaws are as follows:

•

The provisions on majority voting for directors (Section 4 of Article II) and nomination of directors (Section 7 of Article II) have been updated to account for proxy access nominations (as well as to provide a specific deadline under Section 7(b) of Article II for nominations if no prior annual meeting was held, or the annual meeting has been moved more than 30 days).

•

The qualifications required of directors under Section 7(d) of Article II (whether nominated pursuant to proxy access or otherwise) have been updated to explicitly incorporate requirements applicable to the directors of banks and bank holding companies under banking laws and regulations.

•

Section 7(c) of Article II has been updated to require that nominations made pursuant to this provision include additional information concerning control parties and affiliates as defined under applicable banking laws. This requirement also applies to nominations made under proxy access.

•

The provisions on quorum (Section 4 of Article II) have been revised to provide for the quorum requirements if there are separate class voting rights on any matter, and the indemnification provisions set forth in Article VI have been revised to clarify that any changes in Delaware law, including ones that reduced indemnification rights, would be applicable to such provisions.

•	A number of non-substantive, ministerial, clarifying and conforming changes were made as well.

The foregoing summary is qualified in its entirety by reference to the Bylaws, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

3.1	Amended and Restated Bylaws

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. BANCORP

By: /s/ James L. Chosy
James L. Chosy
Executive Vice President, General Counsel and Corporate Secretary

Date: January 20, 2016